                                              UAM FUNDS

                                              Semi-Annual Report





             --------------------------
               FPA CRESCENT PORTFOLIO

                                September 30, 1998






























                                              UAM

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets..........................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  17

--------------------------------------------------------------------------------

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
October 15, 1998

Dear Fellow Shareholders:

Large-company stocks continue to perform much better than small-company stocks. During the third quarter, the differential widened as stocks of the largest companies supported the S&P 500 Index. Year to date, the S&P 500, which is capitalization weighted (i.e., the biggest companies have the biggest impact on the return) has increased 6.1%. The equally weighted S&P 500, howev-er, has declined in the mid-single digits year to date while smaller companies have fared much worse. The Russell 2000 Index of small companies declined 20.1% in the quarter and 16.2% year to date. The Russell 2500 Index of medium-sized companies fell 19.1% in the quarter and 14.5% year to date. Investors are selling small stocks because they want to get rid of small stocks. Value is not part of the equation.

We recognize that shareholders wish to outperform every quarter of every year. And worse, do not like to lose money. We would like the same; however, it is an unrealistic goal. We work to outperform over time and yet we are losing money today. It's a crummy feeling, although some small satisfaction is de-rived from having provided substantially less downside than the small- and me-dium-sized stock indices. We continue to work to provide equity-like rates of return by investing in small- and medium-sized company stocks as well as in other parts of a company's capital structure, e.g., their preferred stock, convertible bonds, or senior debt. Meanwhile, we are in a boat and the tide is going out. We cannot stay on shore, but we work to continue to stay closer to shore than comparable boats. Please see the tables at end of letter for more detailed performance information.

We live in a world of vicious global competition with more than a whiff of de-flation in the air. This has lead to negligible pricing power for corpora-tions. According to Prudential Securities in June, declining prices are nega-tively impacting 40% of the industries covered by the firm's analysts, versus 26% in the prior year. It remains to be seen how far the deflationary trend goes. Meanwhile, as a result of continued low unemployment, wages continue to increase. Weak pricing combined with higher wages result in lower corporate margins, and therefore lower corporate earnings over the near term.

Individual investors have tremendous influence on our economy today. With un-precedented levels of household assets committed to the stock market, both in taxable and pension accounts, investor capitulation could turn our economy up-side down. This phenomenon would be guided by a difference in expectations versus reality. For example, if somebody determines that they need $750,000 to retire in 20 years, that could be accomplished by investing $4,000 each year and watching

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
it compound at a 20% rate. But if market returns decline, investors will have to save more and/or spend less--a negative to our economy. If investors vacate the stock market and invest in medium-term Treasuries at 4.5%, then they will need to save $24,000 each year, an additional $20,000. Where would this money come from? Those who cannot afford to make up the difference might accept less money to retire. Others might save more. Either way, people will be spending less; a clear negative for the economy that points the way to a stock market-led economic contraction.

Since we invest in both stocks and bonds, Morningstar and Lipper place Cres-cent in the Hybrid and Balanced fund categories, respectively. According to Lipper, Crescent is in the top decile of fund performance in this category for the five-year period ending September 30, 1998. During the past five years, large companies' stock prices have compounded 9.1% better than the stock prices of smaller companies (S&P 500 vs. Russell 2500). Since Crescent is one of only a couple of funds in this category that invest in small- and medium-sized companies, we feel that our high ranking has withstood severe pressure, given the underperformance of smaller versus larger capitalization stocks. We feel we are better able to understand smaller companies and offer more value in that we have better access to their management, the businesses are usually less diversified, and Wall Street provides less research.

We cannot predict when wind will be behind smaller company stocks, but it will happen. Stock market leadership regularly changes hands between small- and large-capitalization stocks, as you can see by looking at the last 25 years. Small-cap stocks outperformed from 1974 to 1983 and again from 1991 to 1994, while big-cap stocks outperformed in 1973, from 1984 to 1990, and again from 1995 to the present. Over the 25-year period, small-company stocks returned 13.8% versus 13.1% for large-company stocks (Source: Ibbotson). We do not know when the small cap rebound will occur. When it comes, though, it will come very quickly. Small-company stocks increased 27.7% in January 1975 and 28.7% in the first quarter of 1991 following similarly dramatic declines in small-company stocks.

One support for the small-company stocks is the $80-$90 billion dollars in cash that Donaldson, Lufkin & Jenrette estimates currently resides in leveraged buyout funds. This cash could be leveraged and potentially produce $250-300 billion in buying power to invest at excellent rates of return in the beleaguered small-stock sector.

Should one be invested in the stock market only when the stocks are rising? Yes--that is, if somebody could. Nobody has ever successfully "timed" the mar-ket. Most investors prefer to see stock prices appreciating before they invest and usually sell when they get scared, which is usually after experiencing a measurable decline

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
in the value of their portfolio. As a result, the average investor underperforms stock indexes, missing many large market moves on the upside, while still participating in the downside. For the 72-year period 1926 to 1997, large-capitalization stocks have returned 10.6% while small-capitaliza-tion stocks performed better, returning 12.0% (Source: Ibbotson). Using Ibbotson data for large-company stocks, we looked to see what returns would have been if investors missed the best month in each of the last 72 years and, instead, during those months had their money invested in Treasury Bills. The return over the period would have been just 2.6%, a negative real rate of re-turn if you subtract inflation. We strongly believe that trying to swing in and out of stocks will, over time, be detrimental to your net worth. The cash that resides in our portfolio has resulted from not finding companies that meet our strict investment parameters, not from trying to time the stock mar-ket.

As a result of the continuing poor relative performance, at the end of Septem-ber, small-company stocks are dramatically cheaper than large on such valua-tion measures as price/earnings, cash flow multiples, and price/book. For the first time in almost three years we are seeing numerous opportunities. We have 20% in cash and equivalents to deploy in such opportunities but are acting cautiously, as such low valuations do not guarantee that stocks we are consid-ering cannot drop further before rebounding. Our intention is to invest the cash over time and price. In other words, we will purchase additional shares as a stock price declines (assuming no change in fundamentals) and time pass-es.

As a result of stock declines in the quarter, the companies we own now trade at much lower multiples. Crescent's P/E, based on 1998 estimates, is now 13.4x and much less expensive than the stock market, as can be seen in the table be-low.

RATIOS                                                              LEHMAN BROS.
(WEIGHTED AVERAGE)                   CRESCENT  RUSSELL 2500 S&P 500 GOV'T/CORP.
------------------                   --------- ------------ ------- ------------
Stocks
Price/Earnings 1998 est. ...........     13.4x    20.7x      24.4x       --
Price/Earnings 1999 est. ...........     10.4x    15.6x      20.0x       --
Price/Book..........................      2.2x     2.3x       4.0x       --
Dividend Yield......................      1.9%     1.7%       1.6%       --
Bonds
Duration............................ 3.5 years      --        --      5.6 years
Maturity............................ 6.2 years      --        --     10.4 years
Yield...............................      9.9%      --        --           5.1%

The median market capitalization of companies held by Crescent is $348 mil-lion. Listed below are Crescent's ten largest holdings, excluding short-term investments,

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
as of September 30, 1998. These investments account for 33.4% of the portfo-lio's net assets.

  COMMON STOCK
  Midas, Inc.
  NCR Corporation
  Storage Technology Corporation
  AMERCO
  Foremost Corporation of America
  Prime Retail, Inc. REIT
  Conseco, Inc.
  Ventas, Inc. REIT
  BONDS & NOTES
  U.S. Treasury Inflation-Indexed Notes, 3.375%, 1/15/07
  Advantica Restaurant Group, Inc., 11.25%, 1/15/08

Crescent had the following net asset composition at September 30, 1998.

Common Stocks, Long.....................................................  50.0 %
Common Stocks, Short....................................................  (1.1)%
Preferred Stocks........................................................   5.0 %
Bonds & Notes ..........................................................  26.0 %
Cash & Other............................................................  20.1 %
                                                                         -------
  Total................................................................. 100.0 %
                                                                         =======

U.S. Government Bonds have exploded in price, dropping the yield on the 30-year to 5%. Unfortunately, as a buyer of corporate bonds, we have not partici-pated in this rally. We have always exchanged the interest rate risk of the long Treasury market for the credit risk of medium-quality corporate bonds and broken convertible bonds. Yield spreads on these and all non-government bond asset classes have widened tremendously, i.e., the extra return required to own a corporate bond has increased versus a U.S. Treasury Bond with the same maturity. CS First Boston's High Yield Index spread has widened almost three percentage points in the last three months to offer yields 6.9% better than Treasuries. Also according to CS First Boston, higher quality credits have seen spreads widen over the same period, almost 0.5% to offer yields 1.3% bet-ter than Treasuries. The pricing makes no sense. We observe a disconnect be-tween the stock market and corporate bonds. Many corporate bond yields are at levels not commensurate with that company's stock price. With many corporate bonds offering yields in the mid-teens, one would expect the underlying common stocks to have prices approaching zero as the very economic viability of the enterprise is called into question. Instead, those companies' stock prices are comparatively high. If the stock prices accurately reflect

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
prospects, then those bonds are heading higher. If the bonds more accurately reflect the future, then the stock must go lower. The yield spread can widen before it narrows if high-yield funds are forced to sell due to redemptions.

Many of our investments trade at levels far below their private market value. As one example, Pinkerton's, the global security service company, trades at $13.81, down 42% from its peak in April. Pinkerton's is not highly sensitive to a weak economy. In fact, the company is being hurt today by the high level of employment. Pinkerton's is having difficulty finding qualified personnel willing to work for a wage that allows the company a reasonable profit on their guard contracts. As a result, Pinkerton's has deliberately slowed their growth, not willing to bid for a contract that will provide an inadequate rate of return. In a weaker economy, Pinkerton's profitability should increase as their cost of personnel declines and they more actively solicit new business. Pinkerton's has a market capitalization of $170 million, including cash and debt. The company should generate pre-tax free cash flow of at least $30 mil-lion next year. Paying $170 million and receiving $30 million equates to a 17.6% pre-tax rate of return. Few companies have such a market position, high rates of return on capital and free cash flow characteristics. We are confi-dent that the value of Pinkerton's today will provide excellent rates of re-turn in the future.

Versus other potential investments, common stocks offer certain psychological advantages. Stocks are liquid and you can buy and sell them five days a week. There are the disadvantages as well. Stocks are liquid and you can buy and sell them five days a week. If the value of your home were printed in the daily paper, there would be times when you would be sick to your stomach. How-ever, if the price dropped and covering your household expenses were not an issue, you would be unlikely to sell. You live in the house and you know what its worth. We strive to understand our companies' businesses, get to know their managements, and determine their fair valuation. There will be volatil-ity in prices. The Leuthold Group estimates that stock valuations have traded at a median price/earnings multiple of 14x since 1926, but how often is it 14x? The valuation can be 8x earnings or 20x earnings. As a result, we built a substantial cash position as valuations increased and are slowly beginning to put the money to work as prices decline.

Respectfully,

/s/ Steven Romick

Steven Romick
Portfolio Manager,
FPA Crescent Portfolio

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


INSTITUTIONAL CLASS

                                                   BALANCED
                                                   BENCHMARK
                                                  60% RUSSELL  LEHMAN
                                    FPA CRESCENT     2500/    BROTHERS
                                    INSTITUTIONAL   40% LB     GOV'T/   RUSSELL
TIME PERIOD                             CLASS     GOV'T/CORP  CORPORATE  2500
-----------                         ------------- ----------- --------- -------
Period Ended September 30, 1998
  Third Quarter....................    -12.0%        -9.5%       5.0%   -19.1%
  Year-to-Date.....................     -5.4%        -5.0%       9.3%   -14.5%
Year Ended December 31,
  1997.............................     22.0%        18.5%       9.8%    24.4%
  1996.............................     22.9%        12.6%       2.9%    19.0%
  1995.............................     26.0%        26.7%      19.2%    31.7%
  1994.............................      4.3%        -2.0%      -3.5%    -1.1%
From Inception 6/2/93*.............     14.3%        10.2%       7.9%    11.8%

INSTITUTIONAL SERVICE CLASS

                                                   BALANCED
                                         FPA       BENCHMARK
                                      CRESCENT    60% RUSSELL  LEHMAN
                                    INSTITUTIONAL    2500/    BROTHERS
                                       SERVICE      40% LB     GOV'T/   RUSSELL
TIME PERIOD                             CLASS     GOV'T/CORP  CORPORATE  2500
-----------                         ------------- ----------- --------- -------
Period Ended September 30, 1998
  Third Quarter....................    -12.1%        -9.5%       5.0%   -19.1%
  Year-to-Date.....................     -5.7%        -5.0%       9.3%   -14.5%
From Inception 1/24/97*............      7.9%         5.8%      11.5%     2.1%

The data quoted represents past performance and is not indicative of future performance. An investment in the fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. The performance of the shares of each Class will vary based upon the different inception dates and fees assessed to that Class.
* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Corporate Indexes begins 6/1/93 for the Institutional Class and 2/1/97 for the Institutional Service Class. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

UAM FUNDS                                      FPA CRESCENT PORTFOLIO
                                               SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 50.0%

                                                           SHARES     VALUE+
                                                           ------- ------------
 AUTOMOTIVE - 5.1%
  ++Midas, Inc. .......................................... 510,000 $ 12,367,500
                                                                   ------------
 BANKS - 1.2%
  *HF Bancorp, Inc. ......................................  87,500    1,400,000
  *PBOC Holdings, Inc .................................... 145,000    1,595,000
                                                                   ------------
                                                                      2,995,000
                                                                   ------------
 BEVERAGES, FOOD & TOBACCO - 1.3%
  ++RJR Nabisco Holdings Corp. ...........................  42,000    1,057,875
  Schweitzer-Mauduit International, Inc. ................. 102,000    2,218,500
                                                                   ------------
                                                                      3,276,375
                                                                   ------------
 CHEMICALS - 0.4%
  *Scotts Company, The....................................  30,000      918,750
                                                                   ------------
 CONSUMER DURABLES - 0.4%
  Tupperware Corporation..................................  75,000      881,250
                                                                   ------------
 CONSUMER STAPLES - 0.5%
  *Day Runner, Inc. ......................................  30,000      585,000
  *Guest Supply, Inc. ....................................  59,100      701,812
                                                                   ------------
                                                                      1,286,812
                                                                   ------------
 ENERGY - 1.3%
  *Plains Resources, Inc. ................................ 190,450    3,213,844
                                                                   ------------
 FINANCIAL SERVICES - 2.7%
  Conseco, Inc. .......................................... 199,797    6,106,296
  Ocean Financial Corp. ..................................  26,000      390,000
                                                                   ------------
                                                                      6,496,296
                                                                   ------------
 INSURANCE - 2.8%
  Foremost Corporation of America......................... 370,000    6,775,625
                                                                   ------------
 LODGING & RESTAURANTS - 1.8%
  *IHOP Corp. ............................................ 120,000    4,425,000
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
 MANUFACTURING - 3.7%
  Coachmen Industries, Inc. .............................. 138,000 $  2,742,750
  *Littelfuse, Inc. ......................................  28,000      556,500
  *National R.V. Holdings, Inc. .......................... 191,250    4,016,250
  *Recoton Corporation....................................  84,000    1,638,000
                                                                   ------------
                                                                      8,953,500
                                                                   ------------
 MULTI-INDUSTRY - 2.9%
  *AMERCO................................................. 280,000    7,140,000
                                                                   ------------
 REAL ESTATE - 10.7%
  Capital Automotive REIT................................. 201,700    2,357,369
  Crown American Realty Trust REIT........................ 638,200    5,464,587
  Horizon Group Properties Inc. REIT......................  28,701       68,165
  Price Enterprises, Inc. REIT............................ 215,000    1,088,437
  Prime Group Realty Trust REIT........................... 275,000    4,606,250
  Prime Retail, Inc. REIT................................. 651,900    6,396,769
  Ventas, Inc. REIT....................................... 508,000    6,032,500
                                                                   ------------
                                                                     26,014,077
                                                                   ------------
 RETAIL - 3.6%
  *Consolidated Stores Corporation........................ 111,000    2,178,375
  *Good Guys, Inc., The................................... 217,100    1,275,462
  *Homebase, Inc. ........................................ 125,000      835,937
  *Michaels Stores, Inc. .................................  80,800    2,060,400
  *Payless ShoeSource, Inc. ..............................  37,000    1,530,875
  *PriceSmart, Inc. ......................................  50,750      792,969
                                                                   ------------
                                                                      8,674,018
                                                                   ------------
 SERVICES - 2.3%
  *Pinkerton's, Inc. ..................................... 402,700    5,562,294
                                                                   ------------
 TECHNOLOGY - 8.3%
  *Arrow Electronics, Inc. ............................... 320,400    4,205,250
  ++*NCR Corporation...................................... 300,000    8,625,000
  *Storage Technology Corporation......................... 284,000    7,224,250
                                                                   ------------
                                                                     20,054,500
                                                                   ------------
 TEXTILES & APPAREL - 1.0%
  ++*Reebok International Ltd. ........................... 175,000    2,373,437
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $131,278,121).........................  121,408,278
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
 PREFERRED STOCKS - 5.0%

                                                         SHARES       VALUE+
                                                       ----------- ------------
 FINANCIAL SERVICES - 0.6%
  GPA Group plc 10.00% Cv. ..........................       13,687 $  1,382,387
                                                                   ------------
 REAL ESTATE - 4.4%
  Crown American Realty Trust, 11.00%, 7/31/07,
   Series A REIT.....................................       65,000    3,213,438
  Price Enterprises, Inc., 8.75%, 8/17/03, Series A
   REIT..............................................      230,000    3,076,250
  Prime Retail, Inc., 8.50%, 3/31/99, Series B Cv.
   REIT..............................................      183,000    3,111,000
  Walden Residential Properties, Inc., 9.20%,
   12/31/06 REIT.....................................       50,000    1,184,375
                                                                   ------------
                                                                     10,585,063
                                                                   ------------
  TOTAL PREFERRED STOCKS (Cost $13,396,450)......................    11,967,450
                                                                   ------------

 CORPORATE BONDS - 20.4%
                                                          FACE
                                                         AMOUNT
                                                       -----------
 BROADCASTING & PUBLISHING - 1.3%
  Busse Broadcasting Corp., 11.625%, 10/15/00........  $ 2,177,000    2,318,505
  Continental Cablevision, Inc., 11.00%, 6/1/07......      800,000      870,596
                                                                   ------------
                                                                      3,189,101
                                                                   ------------
 CONSUMER STAPLES - 0.1%
  Playtex Family Products Corp., 9.00%, 12/15/03.....      150,000      153,000
                                                                   ------------
 ENTERTAINMENT & LEISURE TIME - 1.2%
  Trump Atlantic City Associates, 11.25%, 5/1/06.....    3,600,000    2,988,000
                                                                   ------------
 FINANCIAL SERVICES - 0.5%
  GPA Delaware, Inc., 8.75%, 12/15/98................      300,000      300,000
  #Local Financial Corp. 11.00%, 9/8/04..............    1,000,000    1,025,000
                                                                   ------------
                                                                      1,325,000
                                                                   ------------
 HEALTH CARE - 0.3%
  NovaCare, Inc., 5.50%, 1/15/00 Cv..................      900,000      787,500
                                                                   ------------
 INDUSTRIAL - 0.6%
  Homestake Mining Company, 5.50%, 6/23/00 Cv........    1,500,000    1,415,625
                                                                   ------------
 LODGING & RESTAURANTS - 3.3%
  Advantica Restaurant Group, Inc., 11.25%, 1/15/08..    6,951,057    6,725,148
  Signature Resorts, Inc. 9.25%, 5/15/06.............    1,500,000    1,185,000
                                                                   ------------
                                                                      7,910,148
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED

                                                          FACE
                                                         AMOUNT       VALUE+
                                                       ----------- ------------
 REAL ESTATE - 2.8%
  Centertrust Retail, Series A, 7.50%, 1/15/01 Cv. ..  $ 1,925,000 $  1,809,500
  Centertrust Retail, Series B, 7.50%, 1/15/01 Cv. ..    4,580,000    4,305,200
  Rockefeller Center Properties, Inc., Zero Coupon,
   12/31/00 Cv. .....................................      700,000      553,000
                                                                   ------------
                                                                      6,667,700
                                                                   ------------
 RETAIL - 5.5%
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv. ........    3,600,000    3,402,000
  Homebase, Inc. 5.25%, 11/1/04 Cv...................      470,000      414,775
  #Homebase, Inc. 5.25%, 11/1/04 Cv..................    3,450,000    3,044,625
  Michaels Stores, Inc., 10.875%, 6/15/06............    2,300,000    2,518,500
  Nine West Group, Inc., 5.50%, 7/15/03 Cv. .........    1,950,000    1,308,938
  Sports Authority, Inc., The, 5.25%, 9/15/01 Cv. ...    3,610,000    2,712,012
                                                                   ------------
                                                                     13,400,850
                                                                   ------------
 SERVICES - 0.3%
  Fleming Companies, Inc., 10.625%, 12/15/01.........      750,000      768,750
                                                                   ------------
 TECHNOLOGY - 2.1%
  Lam Research Corp., 5.00%, 9/1/02 Cv. .............    4,605,000    3,447,994
  Read-Rite Corp. 6.50%, 9/1/04 Cv. .................      350,000      194,250
  Reptron Electronics, Inc. 6.75%, 8/1/04 Cv. .......    2,300,000    1,403,000
                                                                   ------------
                                                                      5,045,244
                                                                   ------------
 TELECOMMUNICATIONS - 0.8%
  Mobile Telecommunication Technologies Corp.,
   13.50%, 12/15/02..................................    1,750,000    1,968,750
                                                                   ------------
 TRANSPORTATION - 1.6%
  Canadian Airlines Corp., 10.00%, 5/1/05............    1,900,000    1,729,000
  #Trans World Airlines, Inc., 11.50%, 12/15/04......    2,200,000    2,101,000
                                                                   ------------
                                                                      3,830,000
                                                                   ------------
  TOTAL CORPORATE BONDS (Cost $53,769,830).......................    49,449,668
                                                                   ------------

 U.S. TREASURY OBLIGATION - 5.6%
  **U.S. Treasury Inflation-Indexed Notes, 3.375%,
   1/15/07 (Cost $13,606,184)........................   13,905,405   13,698,997
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS - 16.4%

                                                          FACE
                                                         AMOUNT       VALUE+
                                                       ----------- ------------
 COMMERCIAL PAPER - 12.3%
  Coca-Cola Company, The, 5.44%, 10/30/98............. $10,000,000 $  9,956,178
  Toyota Motor Credit Corp., 5.42%, 11/4/98...........  10,000,000    9,948,811
  Walt Disney Company, The, 5.37%, 11/5/98............  10,000,000    9,947,792
                                                                   ------------
                                                                     29,852,781
                                                                   ------------
 REPURCHASE AGREEMENT - 4.1%
  Chase Securities, Inc., 5.25%, dated 9/30/98, due
   10/1/98, to be repurchased at $9,982,456,
   collateralized by various U.S. Treasury Notes
   5.25%-8.75%, due 1/28/99-11/15/27, valued at
   $9,981,215.........................................   9,981,000    9,981,000
                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (Cost $39,833,781).................   39,833,781
                                                                   ------------
  TOTAL INVESTMENTS - 97.4% (Cost $251,884,366)...................  236,358,174
  OTHER ASSETS AND LIABILITIES (NET) - 2.6%.......................    6,341,511
                                                                   ------------
  NET ASSETS - 100%............................................... $242,699,685
                                                                   ============

 SECURITIES SOLD SHORT
                                                         SHARES
                                                       -----------
 COMMON STOCKS
  Central Garden & Pet Co. ...........................       9,500 $    175,750
  Invision Technologies, Inc. ........................      40,000      237,500
  Nabisco Holdings Corp. .............................      33,000    1,185,937
  North Face, Inc. ...................................      25,000      325,000
  Reptron Electronics, Inc. ..........................      35,000      179,375
  Rite Aid Corp. .....................................      15,000      532,500
                                                                   ------------
  (Total Proceeds $3,288,065)..................................... $  2,636,062
                                                                   ============

  +   See Note A to Financial Statements.
 ++ All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
  *   Non-Income Producing Security
 **   Principal amount indexed to inflation rate.
  # 144A Security; certain conditions for public resale may exist. REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      FPA CRESCENT PORTFOLIO
                                               SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost...........................................  $251,884,366
                                                                  ============
 Investments at Value (Note A)..................................  $236,358,174
 Cash...........................................................           469
 Deposits with Brokers for Securities Sold Short (Note A).......     8,140,074
 Dividends and Interest Receivable..............................     1,518,296
 Receivable for Portfolio Shares Sold...........................     1,468,266
 Receivable for Investments Sold................................       781,125
                                                                  ------------
  Total Assets..................................................   248,266,404
                                                                  ------------
 LIABILITIES
 Securities Sold Short, at Value (Proceeds $3,288,065) (Note
  A)............................................................     2,636,062
 Payable for Investments Purchased..............................     2,118,210
 Payable for Portfolio Shares Redeemed..........................       508,542
 Payable for Investment Advisory Fees (Note B)..................       171,575
 Payable for Administrative Fees (Note C).......................        49,956
 Payable for Custodian Fees (Note D)............................        13,929
 Payable for Distribution and Service Fees (Note E).............        11,699
 Dividend Payable on Securities Sold Short (Note A).............         7,125
 Payable for Account Service Fees (Note F)......................         5,117
 Payable for Trustees' Fees (Note G)............................           726
 Other Liabilities..............................................        43,778
                                                                  ------------
  Total Liabilities.............................................     5,566,719
                                                                  ------------
 NET ASSETS.....................................................  $242,699,685
                                                                  ============
 NET ASSETS CONSIST OF:
 Paid in Capital................................................   253,021,799
 Undistributed Net Investment Income............................     4,829,371
 Accumulated Net Realized Loss..................................      (277,296)
 Unrealized Depreciation........................................   (14,874,189)
                                                                  ------------
 NET ASSETS.....................................................  $242,699,685
                                                                  ============
 Institutional Class Shares
 NET ASSETS.....................................................  $225,719,381
                                                                  ============
 NET ASSET VALUE, Offering and Redemption Price Per Share
  16,053,063 shares outstanding (unlimited authorization, no par
  value)........................................................        $14.06
                                                                        ======
 Institutional Service Class Shares
 NET ASSETS.....................................................  $ 16,980,304
                                                                  ============
 NET ASSET VALUE, Offering and Redemption Price Per Share
  1,214,023 shares outstanding (unlimited authorization, no par
  value)........................................................        $13.99
                                                                        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      FPA CRESCENT PORTFOLIO
                                               FOR THE SIX MONTHS ENDED
                                               SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Interest........................................................ $  4,846,278
 Dividends.......................................................    1,892,410
                                                                  ------------
  TOTAL INCOME...................................................    6,738,688
                                                                  ------------
 EXPENSES
 Advisory Fees (Note B)..........................................    1,396,509
 Administration Fees (Note C)....................................      223,873
 Shareholder Servicing Fees......................................      151,000
 Registration and Filing Fees....................................       28,488
 Distribution and Service Fees (Note E)..........................       22,586
 Account Services Fees (Note F)..................................       15,982
 Short Sale Dividend Expense (Note A)............................       14,250
 Reports to Shareholders.........................................       14,029
 Legal Fees......................................................       12,316
 Custodian Fees (Note D).........................................       20,007
 Auditing Fees...................................................        8,861
 Trustees' Fees (Note G).........................................        2,382
 Miscellaneous...................................................        8,201
                                                                  ------------
  Total Expenses.................................................    1,918,484
 Expense Offset (Note A).........................................       (9,478)
                                                                  ------------
  Net Expenses...................................................    1,909,006
                                                                  ------------
 NET INVESTMENT INCOME...........................................    4,829,682
                                                                  ------------
 NET REALIZED GAIN (LOSS) ON:
  Investments....................................................     (456,469)
  Securities Sold Short..........................................      (53,221)
  Written Options................................................      235,497
                                                                  ------------
 NET REALIZED LOSS ON INVESTMENTS, SECURITIES SOLD SHORT AND
  WRITTEN OPTIONS................................................     (274,193)
                                                                  ------------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments....................................................  (39,899,050)
  Securities Sold Short..........................................    1,479,015
                                                                  ------------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..............  (38,420,035)
                                                                  ------------
 NET LOSS ON INVESTMENTS, SECURITIES SOLD SHORT AND WRITTEN
  OPTIONS........................................................  (38,694,228)
                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............ $(33,864,546)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS

                                                  SIX MONTHS ENDED
                                                   SEPTEMBER 30,    YEAR ENDED
                                                        1998        MARCH 31,
                                                    (UNAUDITED)        1998
                                                  ---------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net Investment Income.........................    $  4,829,682   $  5,363,575
  Net Realized Gain (Loss)......................        (274,193)     7,332,464
  Net Change in Appreciation/Depreciation.......     (38,420,035)    19,022,777
                                                    ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................     (33,864,546)    31,718,816
                                                    ------------   ------------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...........................      (1,186,455)    (3,845,555)
  Institutional Service Class...................         (71,862)      (305,815)
 Net Realized Gain:
  Institutional Class...........................      (4,842,906)    (2,382,178)
  Institutional Service Class...................        (338,385)      (179,223)
                                                    ------------   ------------
  TOTAL DISTRIBUTIONS...........................      (6,439,608)    (6,712,771)
                                                    ------------   ------------
 CAPITAL SHARE TRANSACTIONS: (A)
 Institutional Class:
  Issued........................................      85,770,190    192,792,362
  In Lieu of Cash Distributions.................       5,778,509      5,599,775
  Redeemed......................................     (75,930,412)   (39,605,740)
                                                    ------------   ------------
  Net Increase from Institutional Class Shares..      15,618,287    158,786,397
                                                    ------------   ------------
 Institutional Service Class:
  Issued........................................       3,265,999     19,795,465
  In Lieu of Cash Distributions.................         410,179        484,914
  Redeemed......................................      (3,023,516)    (2,990,245)
                                                    ------------   ------------
  Net Increase from Institutional Service Class
   Shares.......................................         652,662     17,290,134
                                                    ------------   ------------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS..      16,270,949    176,076,531
                                                    ------------   ------------
  TOTAL INCREASE (DECREASE).....................     (24,033,205)   201,082,576
 NET ASSETS:
  Beginning of Period...........................     266,732,890     65,650,314
                                                    ------------   ------------
  End of Period (including undistributed net
   investment income of $4,829,371 and
   $1,258,006, respectively)....................    $242,699,685   $266,732,890
                                                    ============   ============
 (A) SHARES ISSUED AND REDEEMED:
 Institutional Class
  Shares Issued.................................       5,410,735     12,585,249
  In Lieu of Cash Distributions.................         359,808        375,003
  Shares Redeemed...............................      (4,991,358)    (2,561,193)
                                                    ------------   ------------
  Net Increase from Institutional Class Shares..         779,185     10,399,059
                                                    ============   ============
 Institutional Service Class
  Shares Issued.................................         212,501      1,328,525
  In Lieu of Cash Distributions.................          25,668         32,371
  Shares Redeemed...............................        (194,209)      (193,182)
                                                    ------------   ------------
  Net Increase from Institutional Service Class
   Shares.......................................          43,960      1,167,714
                                                    ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
                       SELECTED PER SHARE DATA & RATIOS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           INSTITUTIONAL CLASS
                                --------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED                                             JUNE 2,
                                SEPTEMBER 30,        YEARS ENDED MARCH 31,           1993+ TO
                                    1998        -----------------------------------  MARCH 31,
                                 (UNAUDITED)     1998++    1997     1996     1995      1994
                                -------------   --------  -------  -------  -------  ---------
Net Asset Value,
 Beginning of Period.........     $  16.23      $  13.46  $ 12.67  $ 11.23  $ 10.96   $ 10.00
                                  --------      --------  -------  -------  -------   -------
Income from Investment
 Operations
 Net Investment Income.......         0.28          0.55     0.31     0.40     0.21      0.13
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.............        (2.09)         2.88     2.16     2.29     0.77      0.99
                                  --------      --------  -------  -------  -------   -------
 Total from Investment
  Operations.................        (1.81)         3.43     2.47     2.69     0.98      1.12
                                  --------      --------  -------  -------  -------   -------
Distributions:
 Net Investment Income.......        (0.07)        (0.40)   (0.34)   (0.37)   (0.18)    (0.10)
 Net Realized Gain...........        (0.29)        (0.26)   (1.34)   (0.88)   (0.53)    (0.06)
                                  --------      --------  -------  -------  -------   -------
 Total Distributions.........        (0.36)        (0.66)   (1.68)   (1.25)   (0.71)    (0.16)
                                  --------      --------  -------  -------  -------   -------
Net Asset Value, End of
 Period......................     $  14.06      $  16.23  $ 13.46  $ 12.67  $ 11.23   $ 10.96
                                  ========      ========  =======  =======  =======   =======
TOTAL RETURN.................       (11.39)%**     25.96%   20.61%   24.71%    9.35%    11.40%**
                                  ========      ========  =======  =======  =======   =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands)..........     $225,719      $247,833  $65,619  $22,025  $15,990   $10,174
Ratio of Expenses to
 Average Net Assets:
 Before Expense
  Reimbursement..............         1.34%*        1.45%    1.60%    1.59%    1.65%     1.86%*
 After Expense
  Reimbursement..............         1.34%*        1.45%    1.57%    1.59%    1.65%     1.85%*
Ratio of Net Investment
 Income to Average Net
 Assets:
 Before Expense
  Reimbursement..............         3.47%*        3.62%    2.77%    3.35%    2.16%     1.60%*
 After Expense
  Reimbursement..............         3.47%*        3.62%    2.80%    3.35%    2.16%     1.61%*
Portfolio Turnover
 Rate........................            4%**         18%      45%     100%     101%       89%**

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Per share amounts for the Year Ended March 31, 1998 are based on average outstanding shares.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
                       SELECTED PER SHARE DATA & RATIOS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      INSTITUTIONAL
                                                      SERVICE CLASS
                                           -------------------------------------
                                            SIX MONTHS
                                               ENDED                 JANUARY 24,
                                           SEPTEMBER 30,  YEAR ENDED  1997+ TO
                                               1998       MARCH 31,   MARCH 31,
                                            (UNAUDITED)     1998++      1997
                                           -------------  ---------- -----------
Net Asset Value, Beginning of Period.....     $ 16.15      $ 13.43     $13.12
                                              -------      -------     ------
Income from Investment Operations
 Net Investment Income...................        0.25         0.53       0.03
 Net Realized and Unrealized Gain (Loss)
  on Investments.........................       (2.06)        2.84       0.28
                                              -------      -------     ------
 Total from Investment Operations........       (1.81)        3.37       0.31
                                              -------      -------     ------
Distributions:
 Net Investment Income...................       (0.06)       (0.39)       --
 Net Realized Gain.......................       (0.29)       (0.26)       --
                                              -------      -------     ------
 Total Distributions.....................       (0.35)       (0.65)       --
                                              -------      -------     ------
Net Asset Value, End of Period...........     $ 13.99      $ 16.15     $13.43
                                              =======      =======     ======
TOTAL RETURN.............................      (11.50)%**    25.55%      2.36%**
                                              =======      =======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....     $16,980      $18,900     $   32
Ratio of Expenses to Average Net Assets:
 Before Expense Reimbursement............        1.59%*       1.73%      1.85%*
 After Expense Reimbursement.............        1.59%*       1.73%      1.85%*
Ratio of Net Investment Income to Average
 Net Assets:
 Before Expense Reimbursement............        3.24%*       3.44%      2.56%*
 After Expense Reimbursement.............        3.24%*       3.44%      2.56%*
Portfolio Turnover Rate..................           4%**        18%        45%*

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Per share amounts for the Year Ended March 31, 1998 are based on average outstanding shares.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At September 30, 1998, the UAM Funds were composed of 48 active portfolios. The financial statements of the remain-ing portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appre-ciation by investing in a combination of equity securities and fixed income obligations.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made. Price information on listed securities is taken from the ex-change where the security is primarily traded. In addition, listed and un-listed securities not traded on the valuation date for which market quota-tions are readily available are valued at the average between the bid and asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses in-formation with respect to transactions in fixed income securities, quota-tions from dealers, market transactions in comparable securities and vari-ous relationships between securities in determining value. Short-term in-vestments that have remaining maturities of 60 days or less at time of purchase are valued at amortized cost, if it approximates market value.
  The value of other assets and securities for which no quotations are read-ily

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
  available is determined in good faith at fair value using methods deter-mined by the Trustees.

    2. FEDERAL INCOME TAXES: The Portfolio has qualified and intends to con-tinue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Ac-cordingly, no provision for Federal income taxes is required in the finan-cial statements.

    The cost of investments for federal income tax purposes was $251,884,366. At September 30, 1998, net unrealized depreciation for all securities based on tax cost was $15,526,192. This consisted of aggregate gross unrealized appreciation for all securities of $11,566,378 and aggre-gate gross unrealized depreciation for all securities of $27,092,570.

   3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All dis-tributions are recorded on ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accor-dance with Federal income tax regulations which may differ from generally accepted accounting principles. Current year permanent book-tax differ-ences, if any, are not included in ending undistributed net investment in-come (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    4. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
    5. SHORT SALES: The Portfolio may engage in short sales of securities.
  In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the secu-rity is replaced, the Portfolio is required to pay the lender any divi-dends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay fees which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin re-quirements, until the short position is closed out. The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
  (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the bro-ker as collateral is not less than the market value of the securities at the time they were sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

    6. OPTIONS AND FUTURES CONTRACTS: The Portfolio may use futures and op-tions contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write op-tions on securities it owns or in which it may invest to increase its cur-rent returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

  valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    During the six months ended September 30, 1998, the Portfolio partici-pated in writing covered call options. The Portfolio had option activity as follows:

                                                             NO. OF
                                                            CONTRACTS PREMIUMS
                                                            --------- ---------
   Options outstanding at March 31, 1998...................      0    $       0
   Options written during the period.......................    300      235,497
   Options closed or exercised during the period...........   (300)    (235,497)
                                                              ----    ---------
   Options outstanding at September 30, 1998...............      0    $       0
                                                              ====    =========

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the ef-fective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsid-iary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.85% and 2.10% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the Portfolio un-der a Fund Administration Agreement (the "Agreement") with the UAM Funds.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
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Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a grad-uated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For port-folios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not lim-ited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Adminis-trator pays CGFSC a monthly fee. For the six months ended September 30, 1998, UAM Fund Services, Inc. earned $223,873 from the Portfolio as Administrator of which $140,083 was paid to CGFSC for their services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the The Portfolio may not incur distribu-tion and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc.

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provides services.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily net assets. During the six months ended September 30, 1998, the Portfolio had no borrowings under the agreement.

  I. PURCHASES AND SALES: For the six months ended September 30, 1998, the Portfolio made purchases of approximately $53,036,801 and sales of approxi-mately $8,954,539 of investment securities other than long-term U.S. Govern-ment and short-term securities.

  J. OTHER: At September 30, 1998, 50% and 79% of total shares outstanding were held by 1 and 4 record shareholders owning more than 10% of the aggregate total shares outstanding of the Institutional Class Shares and the Institu-tional Service Class Shares, respectively.

  K. SUBSEQUENT EVENTS: Effective October 23, 1998, UAM Fund Services, Inc. ("UAMFSI") has subcontracted its transfer agent and dividend disbursing agent services to DST Systems, Inc. UAMFSI has subcontracted shareholder servicing to UAM Shareholder Service Center, Inc., an affiliate of UAM.

  UAM Retirement Plan Services, Inc. will no longer provide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

          --------------------------------------------------------------
               UAM FUNDS                         FPA CRESCENT PORTFOLIO
               ---------------------------------------------------------
               Officers and Trustees

               Norton H. Reamer                  William H. Park
               Trustee, President and Chairman   Vice President

               John T. Bennett, Jr.              Michael E. DeFao
               Trustee                           Secretary

               Nancy J. Dunn                     Gary L. French
               Trustee                           Treasurer

               Philip D. English                 Robert R. Flaherty
               Trustee                           Assistant Treasurer

               William A. Humenuk                Michael J. Leary
               Trustee                           Assistant Treasurer

               Peter M. Whitman, Jr.             Michelle Azrialy
               Trustee                           Assistant Secretary
               --------------------------------------------------------

               UAM FUNDS
               P.O Box 419081
               Kansas City, MO 64141-6081
               (toll free)
               1-877-UAM-LINK (826-5465)

               INVESTMENT ADVISER
               First Pacific Advisors, Inc.
               11400 West Olympic Boulevard
               Suite 1200
               Los Angeles, CA 90064

               DISTRIBUTOR
               UAM Fund Distributors, Inc.
               211 Congress Street
               Boston, MA 02110







                                             -------------------------------
                                              This report has been prepared
                                              for shareholders and may be
                                              distributed to others only if
                                              preceded or accompanied by a
                                              current prospectus.
                                             -------------------------------